SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2002

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                          1-5287                      22-2879612
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)

200 Milik Street, Carteret, New Jersey
(Address of principal executive offices)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 3

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Item 5. Other Events.

                  On January 11, 2002, Pathmark Stores, Inc., a Delaware corporation ("Pathmark") announced its intention to sell $200 million of senior subordinated notes due 2012. Proceeds from the sale of these securities will be used to repay indebtedness.

                  A copy of the press release, dated January 11, 2002, issued by the Pathmark, is attached hereto as Exhibit 99.1




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                                  EXHIBIT INDEX

Exhibit
No.            Description
-------        -----------

99.1           Press Release, issued by the registrant, dated January 11,2002.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PATHMARK STORES, INC.

Date: January 14, 2002                          By:  /s/   Marc A. Strassler
                                                   -----------------------------
                                                    Name:  Marc A. Strassler
                                                    Title: Senior Vice President
                                                           and General Counsel


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